Exhibit 10(a)6

Southern Company Services, Inc.                            Original Sheet No. 1
First Revised Rate Schedule FERC No. 138


                             SOUTHERN COMPANY SYSTEM
                        INTERCOMPANY INTERCHANGE CONTRACT

                              ARTICLE I - RECITALS

Section 1.1: This contract is made and entered into this17th day of February, 2000, by and between Alabama Power Company, a corporation organized and existing under the laws of the State of Alabama with its principal office in Birmingham, Alabama; Georgia Power Company, a corporation organized and existing under the laws of the State of Georgia with its principal office in Atlanta, Georgia; Gulf Power Company, a corporation organized and existing under the laws of the State of Maine with its principal office in Pensacola, Florida; Mississippi Power Company, a corporation organized and existing under the laws of the State of Mississippi with its principal office in Gulfport, Mississippi; Savannah Electric and Power Company, a corporation organized and existing under the laws of the State of Georgia with its principal office in Savannah, Georgia; and New Power Company, a corporation organized and existing under the laws of the State of ___________ with its principal office in ___________, ___________, all such companies being hereinafter collectively referred to as the "OPERATING COMPANIES"; and Southern Company Services, Inc., a subsidiary service company under the Public Utility Holding Company Act of 1935 ("AGENT" or "SCSI").


Issued by: Charles D. McCrary, Executive Vice-Pres.   Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 2
First Revised Rate Schedule FERC No. 138


                                   WITNESSETH:




Section 1.2: WHEREAS, the common stock of the OPERATING COMPANIES is owned by The Southern Company, a public utility holding company organized and operating pursuant to the provisions of the Public Utility Holding Company Act of 1935 ("the Act"); and

Section 1.3: WHEREAS, the OPERATING COMPANIES can be operated as an integrated electric utility system pursuant to the standards of the Act; and

Section 1.4: WHEREAS, the OPERATING COMPANIES have so operated their respective electric facilities and conducted interconnected electric operations pursuant to and in accordance with the provisions of interchange contracts, the most recent of which being The Southern Company System Intercompany Interchange Contract dated October 31, 1988, as amended ("the 1989 Contract"); and

Section 1.5: WHEREAS, the OPERATING COMPANIES desire to replace the 1989 Contract with an amended and restated contract to incorporate in one document the numerous amendments subsequently made thereto and also to make further revisions to reflect appropriate modifications to the current arrangement.

Issued by: Charles D. McCrary, Executive Vice-Pres.   Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 3
First Revised Rate Schedule FERC No. 138

Section 1.6: WHEREAS, all of the OPERATING COMPANIES (including New Power Company) will share in all of the benefits and burdens of this IIC, including complying with operating, dispatch and reserve requirements, participating in opportunity sales transactions, and bearing responsibility for their portion of purchases.

Section 1.7: NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter stated, the OPERATING COMPANIES agree and contract as follows:

                          ARTICLE II - TERM OF CONTRACT

Section 2.1: This contract will be referred to as the Southern Company System Intercompany Interchange Contract ("IIC"). Except as provided in Section 2.2, the IIC shall become effective on April 18, 2000, and shall continue in effect from year to year thereafter subject to termination as provided hereinafter. When this IIC has become effective, it shall supersede and replace the 1989 Contract, and references to a section of such superseded interchange contract in other agreements of the OPERATING COMPANIES shall be taken to mean reference to the section of substantially like import in this IIC.

Issued by: Charles D. McCrary, Executive Vice-Pres.   Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 4
First Revised Rate Schedule FERC No. 138

Section 2.2: Section 3.5 of the Allocation Methodology and Periodic Rate Computation Manual to the 1989 Contract contained a provision pertaining to the treatment of Operation and Maintenance ("O&M") expenses for units that were projected to operate at less than a ten percent (10%) annual capacity factor ("Ten Percent Rule"). The Ten Percent Rule is eliminated in Section 3.4 of this Manual, which change directly affects the dispatch of system resources. In the event the Federal Energy Regulatory Commission ("FERC") does not allow Section
3.4 of this Manual to take effect without refund obligation, those provisions of
Section 3.5 of the Manual of the 1989 Contract setting forth the Ten Percent Rule shall continue in effect until Section 3.4 of this Manual is approved at the conclusion of the proceeding.

Section 2.3: This IIC may be terminated at any time by mutual agreement of the OPERATING COMPANIES or may be terminated at any time by any OPERATING COMPANY by its giving to each of the other OPERATING COMPANIES and the AGENT written notice of its election to so terminate its participation in this IIC at least five (5) years prior to the date of termination. This IIC shall continue in full force and effect as to each OPERATING COMPANY until terminated as hereinabove provided.


Issued by: Charles D. McCrary, Executive Vice-Pres.   Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

406001.4

Southern Company Services, Inc.                           Original Sheet No. 5
First Revised Rate Schedule FERC No. 138

                     ARTICLE III - PRINCIPAL OBJECTIVES OF
                        INTERCOMPANY INTERCHANGE CONTRACT




Section 3.1: The purpose of this IIC is to provide the contractual basis for the continued operation of the electric facilities of the OPERATING COMPANIES in such a manner as to achieve the maximum possible economies consistent with the highest practicable reliability of service, with the reasonable utilization of natural resources and effect on the environment, and to provide a basis for equitably sharing among the OPERATING COMPANIES the costs associated with the operation of facilities that are used for the mutual benefit of all the OPERATING COMPANIES.

Section 3.2: It is recognized that reliability of service and economy of operation require that the energy supply to the system be controlled from a centralized dispatching office and that this will require adequate communication facilities and the provision of economic dispatch computer facilities and automatic controls of generation.

Section 3.3: It is recognized that the IIC provides for the retention of lowest cost energy resources by each OPERATING COMPANY for its own customers. Energy in excess of that necessary to meet each OPERATING COMPANY's requirements is delivered to the Pool as Interchange Energy and may include: (i) energy generated from fossil fired generating plants and combustion turbines; and (ii) purchased energy.

Issued by: Charles D. McCrary, Executive Vice-Pres.   Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 6
First Revised Rate Schedule FERC No. 138

Section 3.4: It is recognized that, under this IIC, each OPERATING COMPANY will share in the benefits and pay its share of the costs of coordinated operations as agreed upon in accordance with the terms hereof. All costs and revenues associated with wholesale transactions under this IIC will be shared among all OPERATING COMPANIES (including New Power Company) on a comparable basis through the application of the governing procedures and methodologies to all such OPERATING COMPANIES.

Section 3.5: It is recognized by the OPERATING COMPANIES that coordinated electric operation contemplates minimum cost of power supply upon the interconnected system at all times, consistent with service requirements and other operating limitations. Benefits of integrated operation accruing to the respective OPERATING COMPANIES are predicated upon cooperative efforts toward this objective and are so reflected in all IIC determinations.


Issued by: Charles D. McCrary, Executive Vice-Pres.   Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 7
First Revised Rate Schedule FERC No. 138


                ARTICLE IV - ESTABLISHMENT OF OPERATING COMMITTEE
                      AND DESIGNATION OF AGENT TO ACT UNDER

                        DIRECTION OF OPERATING COMMITTEE



Section 4.1 - Establishment of Operating Committee: A designated representative from each of the OPERATING COMPANIES, together with a designated representative of the AGENT who shall act as chairman, shall form and constitute an Operating Committee to meet at frequent intervals and determine the methods of operation hereunder.

Section 4.2 - Duties of Operating Committee: The Operating Committee's areas of responsibility include such matters as developing the concepts, terms and conditions of this IIC; providing guidance and direction to the AGENT regarding economic power system operations and the costs associated therewith; reviewing and recommending generation expansion plans for approval by the respective OPERATING COMPANIES; and other power system matters that relate to the overall coordinated operation of the Southern electric system. Each OPERATING COMPANY representative has one vote and all decisions must be unanimous.

Section 4.3 - Designation of AGENT: SCSI, as a party to this IIC, is designated as AGENT of the OPERATING COMPANIES for administrative and coordination functions.

Issued by: Charles D. McCrary, Executive Vice-Pres.   Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 8
First Revised Rate Schedule FERC No. 138

Section 4.4 - Duties of AGENT: The AGENT will perform such services and will represent the OPERATING COMPANIES, or any of them, in all things to be done by their agent in the execution of and operation under existing contracts with nonaffiliated utilities or entities (hereinafter referred to as "OTHERS"), or contracts supplemental thereto, and under any other contracts in which SCSI has been designated to act as AGENT for the OPERATING COMPANIES.

         The OPERATING COMPANIES have certain contracts with OTHERS that provide for the purchase and/or sale of capacity and/or energy by the OPERATING COMPANIES. The AGENT will make the payments associated with purchases under these contracts and under any other contracts or arrangements under which it acts as agent for the OPERATING COMPANIES in accordance with their terms. Each OPERATING COMPANY will reimburse the AGENT for its portion of such total payments in accordance with the arrangement in effect with respect to the particular contract. Similarly, the AGENT will collect the payments due for sales under these contracts and under any other contracts or arrangements under which it acts as agent and will distribute such payments among the OPERATING COMPANIES in accordance with the arrangement in effect with respect to the particular contract.

Issued by: Charles D. McCrary, Executive Vice-Pres.   Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 9
First Revised Rate Schedule FERC No. 138

Section 4.5 - Term of Agency: The provisions of this IIC providing for authority for the AGENT to act on behalf of the OPERATING COMPANIES, or any of them, shall be deemed to refer, insofar as applicable, to all contracts under which the AGENT acts as AGENT for the OPERATING COMPANIES and notwithstanding anything to the contrary in ARTICLE II hereof, this IIC shall continue in effect insofar as it pertains to other contracts under which the AGENT acts as agent for the OPERATING COMPANIES during the life of any of the said contracts. The OPERATING COMPANIES may, however, designate a new agent to act hereunder by giving thirty
(30) days written notice thereof to the AGENT whereupon such new agent shall be the AGENT hereunder.

                      ARTICLE V - OPERATION AND MAINTENANCE
                 OF THE OPERATING COMPANIES' ELECTRIC FACILITIES

Section 5.1: The OPERATING COMPANIES agree to maintain their respective electric facilities in good operating condition and to operate such facilities in coordination with those of the other OPERATING COMPANIES as an integrated electric system in accordance with determinations made from time to time by the Operating Committee in order that an adequate power supply shall be available to meet

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 10
First Revised Rate Schedule FERC No. 138

the requirements of the customers of the respective parties hereto at the lowest cost consistent with a high degree of service reliability.

                  ARTICLE VI - INCORPORATION OF THE ALLOCATION
                METHODOLOGY AND PERIODIC RATE COMPUTATION MANUAL

Section 6.1 - Incorporation of Manual: The mechanics and methods for determining the charges for capacity and energy purchased and sold between the OPERATING COMPANIES, the monthly capability requirement determinations, and the monthly billings and payments between the OPERATING COMPANIES are described in detail in the Allocation Methodology and Periodic Rate Computation Manual ("Manual") attached hereto and incorporated herein by reference. The Manual also supplies more detailed explanation of provisions of this IIC and is necessary to effectuate its intent.

Section 6.2 - Purpose of Manual: The Manual contains a description of the methodology and procedure used to calculate the charges for the services provided for in this IIC. The OPERATING COMPANIES recognize that the cost of providing such services

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 11
First Revised Rate Schedule FERC No. 138

will change during the term of this IIC due to changes in loads, investment and expenses and the addition of electric facilities. Thus, in order for the OPERATING COMPANIES to share equitably in the cost of the services to be provided under this IIC, it will be necessary to revise or update, on a periodic basis, the cost, expense, load and investment figures utilized in the derivation of the charges for the services to be provided. The Manual will serve as a formula rate allowing periodic revision of the charges to reflect changes in the cost of providing the services contemplated by this IIC.

Section 6.3 - Charges to be Shown on Informational Schedules: The Manual provides that charges derived by application of the formula rate will be shown on Informational Schedules. The Informational Schedules will be revised on a periodic basis to reflect application of the formula rate contained in the Manual.

Section 6.4 - Revision of Charges and Regulatory Filings: Since the charges for the services provided for in this IIC will be computed in accordance with the formula rate method and procedures established in the Manual, it is contemplated that revisions in such charges will not be changes in rates which would require a filing and suspension under the Federal Power Act and the applicable Rules and Regulations of the FERC. The initial Informational Schedules will be submitted to the FERC, or its successor in

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 12
First Revised Rate Schedule FERC No. 138

interest, for informational purposes to show the application of the formula rate and the resulting charges. In addition, work papers will be included with the initial Informational Schedules showing a detailed application of the formula rate contained in the Manual. Revised Informational Schedules will be submitted to the FERC for informational purposes only.

Section 6.5 - Timing of Revisions to Charges: It is contemplated that charges, computed in accordance with the formula rate contained in the Manual, will be revised annually. It shall be the responsibility of the AGENT to obtain the data and figures required from the respective OPERATING COMPANIES for utilization in the formula rates. The AGENT will also be responsible for calculating the revised charges to be shown on the Informational Schedules, which will be submitted to the Operating Committee for review and confirmation.

Section 6.6 - Revision of Manual: The Operating Committee will review the Manual periodically to determine whether revisions to the formula rate are necessary to meet changed or changing conditions. If the Operating Committee determines that revisions to the formula rate are appropriate or necessary, it will revise the Manual accordingly. In such event, it will be the responsibility of the AGENT to file the revised Manual with

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 13
First Revised Rate Schedule FERC No. 138

the FERC, or its successor in interest, in order to obtain timely approval or acceptance thereof.

                 ARTICLE VII - INTERCHANGE CAPACITY TRANSACTIONS
                         BETWEEN THE OPERATING COMPANIES

Section 7.1 - Provision for Sharing of Temporary Surpluses or Deficits of Capacity Between Operating Companies: The coordinated operation of the integrated electric system creates a pool of power, referred to herein as "the Pool," to which OPERATING COMPANIES commit their surplus power and from which OPERATING COMPANIES receive their deficit power. The OPERATING COMPANIES recognize that in a given year one or more of them may have a temporary surplus or deficit of capacity as a result of coordinated planning or other circumstances. It is the purpose of this IIC to allocate equitably between the OPERATING COMPANIES such temporary surplus or deficit capacity so that each OPERATING COMPANY will share in the burdens and benefits of coordination of the integrated electric system. The OPERATING COMPANIES agree to purchase and sell such temporary surplus and deficit capacity among themselves on a monthly basis. The amount of capacity to be purchased or sold by the respective OPERATING COMPANIES is determined by the formula methodology set out in ARTICLE IV of the Manual.

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 14
First Revised Rate Schedule FERC No. 138

Section 7.2 - Charge for Monthly Capacity Transactions Among the OPERATING
COMPANIES: The OPERATING COMPANIES recognize that capacity reserves in the Pool are predominantly made up of peaking plant or equivalent resources. Accordingly, the monthly charge for capacity transactions among the OPERATING COMPANIES will be based on the most recently acquired peaking plant resource that is available for year-round operation and scheduling. Each OPERATING COMPANY's monthly charge for capacity sold to the Pool is developed in accordance with the formula rate set out in ARTICLE V of the Manual. The monthly capacity charge for each OPERATING COMPANY, as developed in accordance with such formula rate, will be shown on Informational Schedules. The selling OPERATING COMPANIES will make capacity available monthly to the Pool for purposes of reserve sharing at the charge shown on such Informational Schedules, and the buying OPERATING COMPANIES will purchase capacity at the average cost of peaking capacity to the Pool.

                 ARTICLE VIII - INTERCHANGE ENERGY TRANSACTIONS
                         BETWEEN THE OPERATING COMPANIES

Section 8.1 - Provision for Interchange Energy: Coordinated electric system operation, utilizing the concept of centralized integrated electric system economic dispatch, results in energy transfers among the OPERATING COMPANIES. Such energy transfers are

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 15
First Revised Rate Schedule FERC No. 138

accounted for on an hourly basis and are referred to as Interchange Energy. The methodology for determining the amount of Interchange Energy supplied to or purchased from the Pool is set out in ARTICLE II of the Manual. Interchange Energy is composed of two categories designated as: (i) Associated Interchange Energy (energy purchased or delivered to serve an OPERATING COMPANY's requirements); and (ii) Opportunity Interchange Energy (energy purchased or delivered to meet an OPERATING COMPANY's opportunity transactions).

Section 8.2 - Charge for Interchange Energy: The charge for Interchange Energy sales by an OPERATING COMPANY during any hour will be based on the variable costs of the generating resources that are considered as having supplied the Interchange Energy. The methodology for determining the charges for Associated and Opportunity Interchange Energy sales to the Pool during any hour is set out in ARTICLE III of the Manual.

                        ARTICLE IX - PROVISION FOR OTHER
                            INTERCHANGE TRANSACTIONS

Section 9.1 - Assignable Energy: Assignable Energy is defined as energy acquired from internal sources or from OTHERS for a purpose other than economic dispatch. Assignable Energy is assigned to one or more of the OPERATING COMPANIES

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 16
First Revised Rate Schedule FERC No. 138

consistent with the purpose for which it is acquired. Such assignment will be accomplished by first identifying the beneficiary (or beneficiaries) of the Assignable Energy and then determining the appropriate share for each such Operating Company. For example, these shares might be based on a Peak Period Load Ratio (PPLR) in proportion to the PPLRs of other beneficiaries or relative participation in a bilateral sale. Once assigned, Assignable Energy will not be delivered to the Pool unless it becomes economically usable on the integrated electric system.

Section 9.2 - Hydroelectric Operation During Periods of Minimum Steam
Operations: During certain periods of the year when unusually good flow conditions prevail, certain steam generating units may be taken out of service to increase the utilization of hydro energy. The OPERATING COMPANY having such hydro generation may elect to take a fossil fired generating unit out of service. In the alternative, if another OPERATING COMPANY takes a fossil fired generating unit out of service for the purpose of utilizing such hydro energy, the energy rate between the two OPERATING COMPANIES for that transaction will be the average of the operation and maintenance cost of such hydro energy and the variable cost of the fossil fired generating unit, or as otherwise agreed upon by the two OPERATING COMPANIES.

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 17
First Revised Rate Schedule FERC No. 138

Section 9.3 - Tie-Line Frequency Regulation by Hydro Capacity: Tie-line load control and frequency regulation by hydro involves additional costs because of increased expenditures associated with such regulation. The charge for these transactions is computed in accordance with the formula rate contained in
ARTICLE VI of the Manual.

Section 9.4 - Pool Transactions with OTHERS: Capacity and energy transactions with OTHERS that are entered into on behalf of all OPERATING COMPANIES will be governed by the following principles:

Section 9.4.1 - Pool Purchases of Capacity and Energy: The AGENT (or an individual OPERATING COMPANY for the AGENT) may periodically purchase capacity and energy from nonassociated sources for the benefit of the integrated electric system. Such Pool purchases will initially be allocated at cost to all OPERATING COMPANIES in proportion to their Peak-Period Load Ratios (as provided for in ARTICLE X of this IIC). Purchases so allocated may be sold as Interchange Energy when they are economically usable on the integrated electric system. Adjustments may thereafter be made in order to reconcile any inequitable effects of this process among the OPERATING COMPANIES, with the intent being that none of the individual OPERATING COMPANIES should be adversely impacted by a purchase that benefits

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 18
First Revised Rate Schedule FERC No. 138

the system as a whole. These impacts will be determined through a system simulation that calculates each Operating Company's cost of generation that is avoided by the purchase. This avoided cost will be compared on an hourly basis to the cost of the purchase. To the extent the avoided cost exceeds the purchase cost, the effect is "positive" (i.e., cost savings) for that hour. These hourly results will be summed to determine the effect on each Operating Company for the day. In situations where individual Operating Companies are adversely impacted by a purchase that benefits the system as a whole, such adverse impacts will be offset through a proportional reduction in the positive net benefits realized by the other Operating Companies.

         Section 9.4.2 - Pool Sales of Capacity and Energy: The AGENT may from time to time arrange for the sale to OTHERS of capacity and energy available on the integrated electric system at rates provided for in contracts or at rates mutually agreed upon. The capacity and/or energy obligation for the sale, as well as the associated cost, is allocated to each OPERATING COMPANY on a Peak-Period Load Ratio basis (as provided for in Article X of this IIC). Payments by OTHERS are also distributed to the respective OPERATING COMPANIES on the basis of the Peak-Period Load Ratios.

               ARTICLE X - UTILIZATION OF PEAK-PERIOD LOAD RATIOS

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 19
First Revised Rate Schedule FERC No. 138

Section 10.1 - Certain Allocations and Payments to be Based on Peak-Period Load
Ratios: The AGENT is responsible for the annual development of Peak-Period Load Ratios for each of the OPERATING COMPANIES and such values shall be submitted to the Operating Committee for review and confirmation. These Ratios will be utilized for allocation of certain costs, payments, receipts and other obligations as provided for in this IIC or the Manual. The procedure and methodology for developing the Peak- Period Load Ratios are set out in ARTICLE I of the Manual and the values for such Ratios are shown on an Informational Schedule.

Section 10.2 - Other Uses of Peak-Period Load Ratios: It is agreed that the Peak-Period Ratios shown on Informational Schedule No. 1 may be used, if appropriate, by the OPERATING COMPANIES to reimburse the AGENT for other expenses and costs not contemplated by this IIC.

                        ARTICLE XI - TRANSMISSION SERVICE

Section 11.1 - Applicability of Network Integration Transmission Service:
Network Integration Transmission Service ("Network Service") provides for the integration, economic dispatch and regulation of current and planned Network Resources to serve Network Load. Since the OPERATING COMPANIES integrate, economically

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 20
First Revised Rate Schedule FERC No. 138

dispatch and regulate their generating resources to serve their native load pursuant to this IIC, the associated use of the transmission system is in the nature of Network Service. The OPERATING COMPANIES' native load is specifically included in the determination of Load Ratio Shares used to derive the charge for Network Service under the Open Access Transmission Tariff, and therefore the OPERATING COMPANIES are bearing a cost responsibility for transactions hereunder comparable to that assigned to other Network Customers.

Section 11.2 - Transmission Service for Other Transactions: To the extent the OPERATING COMPANIES require transmission service associated with transactions that are entered into for purposes other than serving native load customers, such transmission service will be obtained pursuant to the Open Access Transmission Tariff and/or from other transmission providers.

                        ARTICLE XII - BILLING AND PAYMENT

Section 12.1 - Recording and Billing of Energy Transactions: Each OPERATING COMPANY shall transmit to the AGENT daily all data and information necessary to develop the monthly bill for the various energy transactions contemplated by this IIC. Each OPERATING COMPANY will transmit such data and information to the

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                            Original Sheet No. 21
First Revised Rate Schedule FERC No. 138

AGENT for each hour of the year to provide for such accounting and billing. All these data are recorded by the AGENT as required to meet the provisions of this IIC and to permit application of appropriate interchange charges. The OPERATING COMPANIES are responsible for an arithmetical check of all figures submitted. The AGENT is responsible for assembling all of the data and information and for determining amounts of various classes of energy delivered to and received from the Pool. The AGENT prepares intercompany energy billing for each month in accordance with the provisions of this IIC. The bills shall contain such details as required to permit review and verification by the OPERATING COMPANIES.

Section 12.2 - Month-End Adjustment of Daily Energy Determinations: At the close of each month, the AGENT allocates energy from nonassociated sources to the OPERATING COMPANIES and determines the amounts of various classes of energy moved in interchange, based upon daily conditions. The sum of the daily totals in interchange does not exactly equal corresponding amounts determined by month-end meter readings because of certain minor transactions that are neither metered nor recorded daily. Such differences in energy receipts and deliveries are billed or credited to each OPERATING COMPANY at the average cost of Interchange Energy to the Pool for the month.

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 22
First Revised Rate Schedule FERC No. 138

Section 12.3 - Billing of Capacity Transactions: The AGENT prepares a monthly bill to the OPERATING COMPANIES for all capacity transactions contemplated by this IIC. The bill shall contain such details as required to permit review and verification by the OPERATING COMPANIES.

Section 12.4 - Billing and Payment Date: The AGENT renders all bills provided for in this IIC not later than the 10th day of the billing month. All payments by the OPERATING COMPANIES are made by the 20th day of the billing month.

Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259

Southern Company Services, Inc.                           Original Sheet No. 23
First Revised Rate Schedule FERC No. 138

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY                       MISSISSIPPI POWER COMPANY


By Signature on Original                    By Signature on Original
   ---------------------                       ---------------------
Its _____________________                   Its

GEORGIA POWER COMPANY                       SAVANNAH ELECTRIC AND POWER COMPANY

By Signature on Original                    By Signature on Original
   ---------------------                       ---------------------
Its ____________________                    Its


GULF POWER COMPANY                          SOUTHERN COMPANY SERVICES, INC.

By Signature on Original                    By Signature on Original
   ---------------------                       ----------------------
Its ____________________                    Its



                                            [NEW POWER COMPANY]


                                            By [In formation]
                                               --------------
                                            Its



Issued by: Charles D. McCrary, Executive Vice-Pres.    Effective: April 18, 2000
Issued on: June 20, 2000
Filed to comply with order of the Federal Energy Regulatory
Commission, Docket Nos. ER00-1655-000 and ER00-1655-001, issued June 15, 2000, 91 FERCP. 61,259